2005/AUG/22/MON 09:48 AM  CELERITY INC.   FAX No. 714 921 0987   P. 002

CELERITY                                                                 PURCHASE ORDER

Celerity Group, Inc.                                                         PURCHASE ORDER NO: S82558

22600 Savi Ranch Parkway Yorba Lind, California 92887

Telephone 714.279.3500 Facsimile 714.921.0987

www.celerity.net                                                                          PURCHASE ORDER DATE: 08-19-05

CAL-RESALE TAX ID: 97091769

VENDOR                                                                                                      SHIP TO

8607                                                                                                              Yorba Linda Mfg.

PROBE MANUFACTURING IND. INC                                                     Unit Instruments, Inc.

3050 PULLMAN STREET                                                                           22600 Savi Ranch Parkway

COSTA MESA, CA 92626                                                                           Yorba Linda, CA 92887

USA                                                                                                               USA

Phone: (714) 424-2960                                            Fax: (714) 424-2972

CONF	CONTACT	SHIP VIA	F.D.B	RESALE	TERMS
CONF	Edward Cummings	Vendor Truck	DEST		2% 10 1% 30 NE

DESCRIPTION

***Special Instructions:

All ESD sensitive components and assemblies shall be handled in compliance with ANSI/ESD $20.20 or Celerity approved equivalent program from the receipt to shipping.  Anti-static or non-conductive packaging material must be utilized for all ESD sensitive materials.  The supplier shall not change materials, methods of manufacturing, or processing that will affect form, fit, or function of Celeritys product.  The supplier shall not deviate from print requirements.  Any changes must be approved by Celerity prior to change implementation.  Supplier must include a copy of their first article inspection report with initial shipments for all parts which are produced for the first time, delivered to a new revision level, or where there has been a process change.

Form MAT-001-001S. Rev C (Refer to MAT-100-0002

                                                                                    TOTAL PURCHASE ORDER AMOUNT: $20,800.00

                                                                                    BY: (signed by buyer)

                                                                                    BY: (singed by manager.director)

INSTRUCTIONS:

1.

NOTIFY BUYER IMMEDIATELY.  IF YOU ARE UNABLE TO MEET ON DOCK DATE(S).

2.

THE P.O. NUMBER MUST BE SPECIFIED ON ALL PACKAGES.  BILLS OF LANDING INVOICES, PACKING SLIPS AND CORRESPONDENCE.

3.

REFER TO EE COMPLIANCE STATEMENT ON REVERSE

4.

IF APPLICABLE, MSDS REQUIRED WITH EACH SHIPMENT